                                  SCHEDULE C
                       TO THE TRANSFER AGENCY AGREEMENT
                                    BETWEEN
                           BNY HAMILTON FUNDS, INC.
                                      AND
                         CITI FUND SERVICES OHIO, INC.

                              TRANSFER AGENT FEES

Annual Base Fee Per Class:
BNY Hamilton Money Fund (Institutional Shares).................................. $10,000.00
BNY Hamilton Money Fund (Hamilton Shares)....................................... $15,000.00
BNY Hamilton Money Fund (Agency Shares)......................................... $10,000.00
BNY Hamilton Money Fund (Premier Shares)........................................ $10,000.00
BNY Hamilton Money Fund (Classic Shares)........................................ $10,000.00
BNY Hamilton Treasury Money Fund (Institutional Shares)......................... $10,000.00
BNY Hamilton Treasury Money Fund (Hamilton Shares).............................. $15,000.00
BNY Hamilton Treasury Money Fund (Agency Shares)................................ $10,000.00
BNY Hamilton Treasury Money Fund (Premier Shares)............................... $10,000.00
BNY Hamilton Treasury Money Fund (Classic Shares)............................... $10,000.00
BNY Hamilton New York Tax-Exempt Money Fund (Hamilton Shares)................... $15,000.00
BNY Hamilton New York Tax-Exempt Money Fund (Premier Shares).................... $10,000.00
BNY Hamilton New York Tax-Exempt Money Fund (Classic Shares).................... $10,000.00
BNY Hamilton 100% U.S. Treasury Securities Money Fund (Institutional Shares).... $10,000.00
BNY Hamilton 100% U.S. Treasury Securities Money Fund (Hamilton Shares)......... $15,000.00
BNY Hamilton 100% U.S. Treasury Securities Money Fund (Agency Shares)........... $10,000.00
BNY Hamilton 100% U.S. Treasury Securities Money Fund (Premier Shares).......... $10,000.00
BNY Hamilton U.S. Government Money Fund (Institutional Shares).................. $10,000.00
BNY Hamilton U.S. Government Money Fund (Hamilton Shares)....................... $15,000.00
BNY Hamilton U.S. Government Money Fund (Agency Shares)......................... $10,000.00
BNY Hamilton U.S. Government Money Fund (Premier Shares)........................ $10,000.00

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
BNY Hamilton Tax-Exempt Money Fund (Institutional Shares)....................... $10,000.00
BNY Hamilton Tax-Exempt Money Fund (Hamilton Shares)............................ $15,000.00
BNY Hamilton Tax-Exempt Money Fund (Agency Shares).............................. $10,000.00
BNY Hamilton Tax-Exempt Money Fund (Premier Shares)............................. $10,000.00
BNY Hamilton Tax-Exempt Money Fund (Classic Shares)............................. $10,000.00
BNY Hamilton Large Cap Equity Fund (Institutional Shares)....................... $10,000.00
BNY Hamilton Large Cap Equity Fund (Class A Shares)............................. $10,000.00
BNY Hamilton Large Cap Growth Fund (Institutional Shares)....................... $10,000.00
BNY Hamilton Large Cap Growth Fund (Class A Shares)............................. $10,000.00
BNY Hamilton Small Cap Growth Fund (Institutional Shares)....................... $10,000.00
BNY Hamilton Small Cap Growth Fund (Class A Shares)............................. $10,000.00
BNY Hamilton International Equity Fund (Institutional Shares)................... $10,000.00
BNY Hamilton International Equity Fund (Class A Shares)......................... $10,000.00
BNY Hamilton Intermediate Government Fund (Institutional Shares)................ $10,000.00
BNY Hamilton Intermediate Government Fund (Class A Shares)...................... $10,000.00
BNY Hamilton Core Bond Fund (Institutional Shares).............................. $10,000.00
BNY Hamilton Core Bond Fund (Class A Shares).................................... $10,000.00
BNY Hamilton Intermediate New York Tax-Exempt Fund (Institutional Shares)....... $10,000.00
BNY Hamilton Intermediate New York Tax-Exempt Fund (Class A Shares)............. $10,000.00
BNY Hamilton Intermediate Tax-Exempt Fund (Institutional Shares)................ $10,000.00
BNY Hamilton Intermediate Tax-Exempt Fund (Class A Shares)...................... $10,000.00
BNY Hamilton S&P 500 Index Fund (Institutional Shares).......................... $10,000.00
BNY Hamilton S&P 500 Index Fund (Investor Shares)............................... $10,000.00
BNY Hamilton U.S. Bond Market Index Fund (Institutional Shares)................. $10,000.00
BNY Hamilton U.S. Bond Market Index Fund (Investor Shares)...................... $10,000.00
BNY Hamilton Large Cap Value Fund (Institutional Shares)........................ $10,000.00
BNY Hamilton Large Cap Value Fund (Class A Shares).............................. $10,000.00
BNY Hamilton Enhanced Income Fund (Institutional Shares)........................ $10,000.00
BNY Hamilton Enhanced Income Fund (Class A Shares).............................. $10,000.00
BNY Hamilton Multi-Cap Equity Fund (Institutional Shares)....................... $10,000.00

BNY Hamilton Multi-Cap Equity Fund (Class A Shares)............................. $10,000.00
BNY Hamilton High Yield Fund (Institutional Shares)............................. $10,000.00
BNY Hamilton High Yield Fund (Class A Shares)................................... $10,000.00
BNY Hamilton Small Cap Core Equity Fund (Institutional Shares).................. $10,000.00
BNY Hamilton Small Cap Core Equity Fund (Class A Shares)........................ $10,000.00
BNY Hamilton Municipal Enhanced Yield Fund (Institutional Shares)............... $10,000.00
BNY Hamilton Municipal Enhanced Yield Fund (Class A Shares)..................... $10,000.00
BNY Hamilton Global Real Estate Securities Fund (Institutional Shares).......... $10,000.00
BNY Hamilton Global Real Estate Securities Fund (Class A Shares)................ $10,000.00
Annual Per Account Fee:
BNY Hamilton Money Fund (Institutional Shares).................................. $    20.00
BNY Hamilton Money Fund (Hamilton Shares)....................................... $      -0-
BNY Hamilton Money Fund (Agency Shares)......................................... $    20.00
BNY Hamilton Money Fund (Premier Shares)........................................ $    20.00
BNY Hamilton Money Fund (Classic Shares)........................................ $    20.00
BNY Hamilton Treasury Money Fund (Institutional Shares)......................... $    20.00
BNY Hamilton Treasury Money Fund (Hamilton Shares).............................. $      -0-
BNY Hamilton Treasury Money Fund (Agency Shares)................................ $    20.00
BNY Hamilton Treasury Money Fund (Premier Shares)............................... $    20.00
BNY Hamilton Treasury Money Fund (Classic Shares)............................... $    20.00
BNY Hamilton New York Tax-Exempt Money Fund (Hamilton Shares)................... $      -0-
BNY Hamilton New York Tax-Exempt Money Fund (Premier Shares).................... $    20.00
BNY Hamilton New York Tax-Exempt Money Fund (Classic Shares).................... $    20.00
BNY Hamilton 100% U.S. Treasury Securities Money Fund (Institutional Shares).... $    20.00
BNY Hamilton 100% U.S. Treasury Securities Money Fund (Hamilton Shares)......... $      -0-
BNY Hamilton 100% U.S. Treasury Securities Money Fund (Agency Shares)........... $    20.00
BNY Hamilton 100% U.S. Treasury Securities Money Fund (Premier Shares).......... $    20.00
BNY Hamilton U.S. Government Money Fund (Institutional Shares).................. $    20.00
BNY Hamilton U.S. Government Money Fund (Hamilton Shares)....................... $      -0-
BNY Hamilton U.S. Government Money Fund (Agency Shares)......................... $    20.00
BNY Hamilton U.S. Government Money Fund (Premier Shares)........................ $    20.00
BNY Hamilton Tax-Exempt Money Fund (Institutional Shares)....................... $    20.00
BNY Hamilton Tax-Exempt Money Fund (Hamilton Shares)............................ $      -0-

BNY Hamilton Tax-Exempt Money Fund (Agency Shares).............................. $20.00
BNY Hamilton Tax-Exempt Money Fund (Premier Shares)............................. $20.00
BNY Hamilton Tax-Exempt Money Fund (Classic Shares)............................. $20.00
BNY Hamilton Large Cap Equity Fund (Institutional Shares)....................... $16.00
BNY Hamilton Large Cap Equity Fund (Class A Shares)............................. $16.00
BNY Hamilton Large Cap Growth Fund (Institutional Shares)....................... $16.00
BNY Hamilton Large Cap Growth Fund (Class A Shares)............................. $16.00
BNY Hamilton Small Cap Growth Fund (Institutional Shares)....................... $16.00
BNY Hamilton Small Cap Growth Fund (Class A Shares)............................. $16.00
BNY Hamilton International Equity Fund (Institutional Shares)................... $16.00
BNY Hamilton International Equity Fund (Class A Shares)......................... $16.00
BNY Hamilton Intermediate Government Fund (Institutional Shares)................ $18.00
BNY Hamilton Intermediate Government Fund (Class A Shares)...................... $18.00
BNY Hamilton Core Bond Fund (Institutional Shares).............................. $18.00
BNY Hamilton Core Bond Fund (Class A Shares).................................... $18.00
BNY Hamilton Intermediate New York Tax-Exempt Fund (Institutional Shares)....... $18.00
BNY Hamilton Intermediate New York Tax-Exempt Fund (Class A Shares)............. $18.00
BNY Hamilton Intermediate Tax-Exempt Fund (Institutional Shares)................ $18.00
BNY Hamilton Intermediate Tax-Exempt Fund (Class A Shares)...................... $18.00
BNY Hamilton S&P 500 Index Fund (Institutional Shares).......................... $16.00
BNY Hamilton S&P 500 Index Fund (Investor Shares)............................... $16.00
BNY Hamilton U.S. Bond Market Index Fund (Institutional Shares)................. $16.00
BNY Hamilton U.S. Bond Market Index Fund (Investor Shares)...................... $16.00
BNY Hamilton Large Cap Value Fund (Institutional Shares)........................ $16.00
BNY Hamilton Large Cap Value Fund (Class A Shares).............................. $16.00

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
BNY Hamilton Enhanced Income Fund (Institutional Shares)........................ $18.00
BNY Hamilton Enhanced Income Fund (Class A Shares).............................. $18.00
BNY Hamilton Multi-Cap Equity Fund (Institutional Shares)....................... $16.00
BNY Hamilton Multi-Cap Equity Fund (Class A Shares)............................. $16.00
BNY Hamilton High Yield Fund (Institutional Shares)............................. $18.00
BNY Hamilton High Yield Fund (Class A Shares)................................... $18.00
BNY Hamilton Small Cap Core Equity Fund (Institutional Shares).................. $16.00
BNY Hamilton Small Cap Core Equity Fund (Class A Shares)........................ $16.00
BNY Hamilton Municipal Enhanced Yield Fund (Institutional Shares)............... $16.00
BNY Hamilton Municipal Enhanced Yield Fund (Class A Shares)..................... $16.00
BNY Hamilton Global Real Estate Securities Fund (Institutional Shares).......... $16.00
BNY Hamilton Global Real Estate Securities Fund (Class A Shares)................ $16.00

The Annual Per Account Fee set forth for each Fund will be charged on all open accounts within that Fund. An Annual Closed Account Fee of $2 per closed account will be charged on all closed accounts within each Fund, except for the Hamilton Share Class of each applicable Fund which will not be charged an Annual Closed Account Fee.

For purposes of determining the applicable fee, the following categories constitute an open account on the Citi system, measured each month: open account with a balance, open account with a zero balance, open account with a negative balance, and closed account with any activity. Closed accounts with no activity in a month are considered a closed account for billing purposes.

MULTIPLE CLASSES OF SHARES:

Classes of shares which have different net asset values or pay different daily dividends will be treated as separate classes, and the fee schedule above, including the appropriate minimums, will be charged for each separate class.

ADDITIONAL SERVICES:

Additional services such as IRA processing, development of interface capabilities, servicing of 403(b) and 408(c) accounts, management of cash sweeps between DDAs and mutual fund accounts and coordination of the printing and distribution of prospectuses, annual reports and semi-annual reports are subject to additional fees which will be quoted upon request. Programming costs or database management fees for special reports or specialized processing will be quoted upon request.

OUT OF POCKET EXPENSES:

Citi shall be entitled to be reimbursed for all reasonable out-of-pocket expenses including, but not limited to, the expenses set forth in Section 3 of the Transfer Agency Agreement to which this Schedule C is attached.

Dated: As of ______, 2008

                                           BNY HAMILTON FUNDS, INC.

                                           By:    Illegible
                                                  ------------------------------
                                           Title:

                                           CITI FUND SERVICES OHIO, INC.

                                           By:    Illegible
                                                  ------------------------------
                                           Title: President

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